Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

COMMERCIAL FILL/FINISH SERVICES AGREEMENT

This COMMERCIAL FILL/FINISH SERVICES AGREEMENT (the “Agreement”) is executed on the dates set forth on the signature page, and effective as of the 1st day of January, 2015 (“Effective Date”) by and between INSMED INCORPORATED, a Virginia corporation, with a place of business at 10 Finderne Avenue, Building 10, Bridgewater, NJ 08807 (“Client”), and AJINOMOTO ALTHEA, INC., a Delaware corporation, with a place of business located at 11040 Roselle Street, San Diego, CA 92121 (“Althea”).

WHEREAS Client and Althea previously entered into that certain Drug Product Production and Clinical Supply Agreement dated July 8, 2009, under which Althea manufactured clinical supply of drug product for Client;

WHEREAS Althea has the expertise and the fill/finish facility suitable for the production of Client’s product known as inhaled liposomal amikacin;

WHEREAS the parties now wish for Althea to perform fill/finish services for the Production of Client Product (capitalized terms defined below);

NOW, THEREFORE, in consideration of the premises and the undertakings, terms, conditions and covenants set forth below, the parties hereto agree as follows:

1.                                      DEFINITIONS.

1.1                               “Affiliate” of a party hereto shall mean any entity that controls or is controlled by such party, or is under common control with such party. For purposes of this definition, an entity shall be deemed to control another entity if it owns or controls, directly or indirectly, at least 50% of the voting equity of another entity (or other comparable interest for an entity other than a corporation).

1.2                               “Althea SOPs” shall mean Althea’s Standard Operating Procedures, which will be customized on a product specific basis, as necessary, for manufacture of Client Product.

1.3                               “Althea Supplied Components” shall mean Components supplied by Althea or its vendors.

1.4                               “Althea Supplied Equipment” shall mean any equipment owned by Althea at the Facility for use in the Production of the Client Product.

1.5                               “Batch” shall mean a specific quantity of Client Product mutually agreed upon between Client and Althea, and that (a) is intended to have uniform character and quality within specified limits, and (b) is Produced according to a single manufacturing order during the same cycle of manufacture.

1.6                               “Binding Portion” is defined in Section 3.1(a) (Binding Portion).

1.7                               “Cancellation” is defined in Section 3.2 (Cancellation).

1.8                               “Cancellation Fee” is defined in Section 3.2 (Cancellation).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.9                               “Certificate of Analysis” shall mean a certificate of analysis that certifies that a Batch meets the release Specifications.

1.10                        “cGMP” shall mean current Good Manufacturing Practices as described by (i) 21 U.S.C. § 351(a)(2)(B) and in Parts 210 and 211 of Title 21 of the United States’ Code of Federal Regulations (“C.F.R”), (ii) the supplementary requirements for biologics set forth in Parts 600 to 680 of Title 21 of the C.F.R. (as applicable), (iii) the latest FDA and International Conference on Harmonization (ICH) guidance documents pertaining to manufacturing and quality control practice, Commission Directive 2003/94/EEC of 08 October 2003; and (iv) the EC Guide to Good Manufacturing Practice for Medicinal Licensed Products, in each case as applicable to Production, including corresponding guidance documents and any corresponding laws, rules or regulations of any applicable foreign jurisdiction, as each may be updated and amended from time to time provided that Althea shall have no obligation to Produce Client Product in compliance with any cGMP requirements other than (i)-(iv) above, except as expressly specified in the Quality Agreement.

1.11                        “Client Product” shall mean inhaled liposomal amikacin in finished dosage form to be Produced by Althea using the Drug Substance.

1.12                        “Client Supplied Components” shall mean Components supplied by Client or its vendors, including any Drug Substance.

1.13                        “Client Supplied Equipment” shall mean any equipment owned by Client at the Facility for use in the Production of the Client Product.

1.14                        “Components” shall mean all components used by Althea in Production of Client Product under this Agreement.

1.15                        “Confidential Information” shall have the meaning set forth in Section 9.1.

1.16                        “Defect” is defined in Section 4.1.  Client Product that is subject to a Defect may be referred to herein as “Defective”.

1.17                        “Drug Substance” shall mean the drug substance to be supplied by Client and processed into Client Product in accordance with the Quote.

1.18                        “Facility” shall mean Althea’s facilities located at *** and ***.

1.19                        “FDA” shall mean the United States Food and Drug Administration or any successor entity thereto.

1.20                        “Forecast” is defined in Section 3.1 (Forecast).

1.21                        “Firm Portion” is defined in Section 3.1(b) (Firm Portion).

1.22                        “Invention” shall mean any creative work, invention, innovation, improvement, development, discovery, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained, and whether or not patentable or copyrightable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.23                        “Intellectual Property” shall mean all intellectual property rights, privileges and priorities provided under applicable international, national, federal, state or local law, rule, regulation, statute, ordinance, order, judgment, decree, permit, franchise, license, or other government restriction or requirement of any kind relating to intellectual property, whether registered or unregistered, in any country, including:  (a) all (i) patents and patent applications (including any patent that in the future may issue in connection therewith and all divisions, continuations, continuations-in-part, extensions, additions, registrations, confirmations, reexaminations, supplementary protection certificates, renewals or reissues thereto or thereof), (ii) copyrights and copyrightable works, including reports, software, databases and related items, and (iii) trademarks, service marks, trade names, brand names, product names, corporate names, logos and trade dress, the goodwill of any business symbolized thereby, and all common-law rights relating thereto; and (b) all registrations, applications, recordings, rights of enforcement, rights of recovery based on past infringement and any and all claims of action related thereto and licenses or other similar agreements related to the foregoing.

1.24                        “Labeling” shall mean all labels and other written, printed, or graphic matter upon: (i) Client Product or any container, carton, or wrapper utilized with Client Product or (ii) any written material accompanying Client Product.

1.25                        “Master Batch Record” or “MBR” shall mean the document approved and mutually executed in writing by both parties, and as may be amended from time to time in accordance with this Agreement and the Quality Agreement, specifying or referencing the complete set of formal instructions agreed upon by the Parties for the Production of Client Product, including material descriptions, the formula, processing procedures, and in-process testing Specifications, Specifications and Labeling and shipping Specifications.

1.26                        “Production” or “Produce” shall mean all steps and activities necessary to produce Client Product to be performed by Althea as set forth in the Quote and the MBR, including, as applicable, the complex formulation, filling, packaging, inspection, Labeling, testing, quality control and release.

1.27                        “Purchase Price” shall mean the amount(s) to be paid by Client for Production of Client Product as set forth in Exhibit B.

1.28                        “Quality Agreement” shall mean that particular quality agreement entered into by the parties dated December 10, 2014, as may be amended by the parties in accordance with its terms to add Production activities.

1.29                        “Quote” shall mean the quotation(s) mutually executed by the parties, and made a part of this Agreement in Exhibit A describing the Production and other services to be performed hereunder, the prices therefor and the payment schedule.  Each Quote shall be substantially in the form agreed in the first such Quote.

1.30                        “Recall” shall mean any of the following:  (a) the removal or correction of a product that an applicable Regulatory Authority considers to be in violation of the laws it administers and against which such Regulatory Authority would initiate legal action, (b) the removal or correction of a product which involves a minor violation that would not be subject to legal action by an applicable Regulatory Authority or which involves no violation, (c) removal or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

correction of a product that has not been marketed distributed or released for sale or use, or (iv) some other field correction or other corrective action.

1.31                        “Regulatory Authority” shall mean any agency or authority responsible for regulation of Client Product in the United States or any foreign regulatory jurisdiction in which Client has marketing authorization for the Client Product, provided that Althea shall have no obligation to Produce Client Product in compliance with the requirements of any Regulatory Authority other than the US FDA and the EU EMA, except to the extent expressly specified in the Quality Agreement.

1.32                        “Regulations” is defined in Section 5.5(a) (Regulatory Compliance).

1.33                        “Reimbursement Value” shall mean the actual cost paid by the Client for the applicable Client-Supplied Component(s) at the time of replacement, as evidenced by supporting documentation to be provided to Althea upon request.

1.34                        “Rejects” is defined in Section 4.9.

1.35                        “Released Executed Batch Record” shall mean the completed Batch record and associated deviation reports, investigation reports, and Certificates of Analysis created by Althea for each Batch of Client Product that is released by Althea, in the standard form described in the Quality Agreement.

1.36                        “Specifications” shall mean the specifications for Client Product or Components, as applicable, set forth in a writing signed by both parties.

1.37                        “Term” shall mean the Initial Term and any Renewal Term.

2.                                      PRODUCTION.

2.1                               Non-Exclusive.  Client hereby engages Althea on a non-exclusive basis to Produce the Client Product under the terms and conditions of this Agreement.  Nothing in this Agreement restricts Client from Producing the Product directly or engaging the services of any third party for the Production of Product.

2.2                               Validation. All equipment, including any Client Supplied Equipment, used in Production of Client Product and the Production process shall be validated by Althea in accordance with the validation protocol(s) and timelines described in the Quality Agreement.  Althea shall not use any equipment in Production of Client Product that has not been validated in accordance with this Section 2.2 (Validation).

2.3                               Master Batch Record. Althea and Client shall negotiate in good faith to draft and approve in writing a mutually-signed Master Batch Record prior to commencement of Production.  Any proposed change to the Master Batch Record shall be reviewed by the parties and shall not be implemented until approved in a mutually-signed writing by Althea and by Client. Althea shall Produce each Batch of Client Product in accordance with the Master Batch Record. Althea shall assign each Batch of Client Product a unique Batch number. Althea shall document any deviation(s) from the Master Batch Record that occur during Production of Client Product as required by cGMP in the Released Executed Batch Record for such Batch. Althea

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shall provide Client with the Released Executed Batch Record in a form reasonably suitable for Client’s submission to the Regulatory Authorities which are specified by Client.

2.4                               Quality Agreement.  The parties shall comply with the terms and conditions of the Quality Agreement.  If there is any conflict between the terms and conditions of the Quality Agreement and this Agreement, then the terms and conditions of this Agreement shall govern and control.

2.5                               Client Supplied Components

(a)                                 Delivery; Use of Client Supplied Components.  Client shall use commercially reasonable efforts to deliver the Client Supplied Components to Althea, at Client’s sole cost and expense, in quantities sufficient to enable Althea to Produce and deliver the Client Product by the delivery set forth in the Purchase Order for such Client Product; provided, however, that Client’s non-provision or delay of Client Supplied Components, or defective Client-Supplied Components to Althea in accordance with this Section 2.5(a) (Delivery; Use of Client Supplied Components) shall not be considered a breach of this Agreement, but may result in non-delivery or delay of Client Product or defective Client Product at Client’s sole risk.  Delivery of Client Supplied Components shall be made *** (INCOTERMS 2010).  Althea shall store the Client Supplied Components in accordance with the requirements set forth in the Quality Agreement and the MBR.  Althea shall use the Client Supplied Components only to Produce the Client Product and for no other purpose.  Notwithstanding the foregoing, Althea agrees that upon prior written notice from Client, Althea shall commence commercially reasonable efforts to source the Components then supplied by Client (other than Drug Substance) and specified in the notice, and the parties shall amend this Section 2.5 (Client Supplied Components) to reflect such change.

(b)                                 Damage/Discrepancies.  Within *** (***) business days following Althea’s receipt of the Client Supplied Components, Althea shall inform Client in writing of any damage to the Client Supplied Components received that is visually obvious (e.g., damaged or punctured containers) (“Damage Notice”) or discrepancies in quantity received (“Discrepancy Notice”).  Client shall replace such damaged Client Supplied Components or provide additional Client Supplied Components to resolve such discrepancy in quantity received within *** (***) days of receipt of such Damage Notice or Discrepancy Notice.  The parties agree to negotiate in good faith to adjust any Product delivery dates that either party believes would be delayed by such damage or discrepancy in quantity received.

(c)                                  Analytical Testing.  Althea shall perform analytical testing on the Client Supplied Components in accordance with the Quality Agreement, and shall inform Client of any failure of the Client Supplied Components to conform to the Specifications, as set forth in the Quality Agreement.  Althea shall not be obligated to process any Client-Supplied Components that fail such testing, except upon mutual written agreement of the parties including appropriate waivers and indemnifications by Client.  Althea shall inform Client of any failure of the Client Supplied Components to conform to the Specifications promptly after discovering such failure in accordance with the Quality Agreement.  The disposition of such Client Supplied Components shall be determined in accordance with the Quality Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)                                 Lost Client-Supplied Components.  If any Client Supplied Component (other than Drug Substance which shall be subject to section 4.8) is lost, damaged or contaminated due to Althea’s negligence or willful misconduct, Althea shall, at Client’s option, (i) reimburse Client for the Reimbursement Value of such material within *** (***) days after the end of the applicable Calendar Quarter in which such loss, damage or contamination occurs, or (ii) credit Client such Reimbursement Value against future invoices for any Product owing hereunder.

(e)                                  Title.  As between the Parties, Client shall at all times retain title to the Client Supplied Components and the Client Supplied Equipment.  Althea shall not, as a result of Althea’s possession of the Client Supplied Components and/or Client Supplied Equipment, grant or permit the existence of any third party lien, mortgage or security interest on the Client Supplied Components and/or Client Supplied Equipment, or any portion of either and, if Althea, as a result of Althea’s possession of the Client Supplied Components and/or Client Supplied Equipment, grants or permits the existence of any third party lien, mortgage or security interest on the Client Supplied Components and/or Client Supplied Equipment or any portion thereof, then Althea shall pay all costs associated with securing the release of any such liens and other encumbrances.  Client shall at all times maintain adequate insurance covering Client Supplied Components and/or Client Supplied Equipment, and shall be responsible for the repair, maintenance and failure of Client Supplied Components and/or Client Supplied Equipment, except as the parties may otherwise agree in writing.

3.                                      FORECASTS, CANCELLATION, PAYMENT, RESERVATION FEE

3.1                               Forecast.  Within *** (***) days of the execution and delivery of this Agreement and approval of the Master Batch Record in accordance with Section 2.3 (Master Batch Record) or at least *** (***) days prior to the start of Production, whichever is earliest, Client shall provide an *** (***) month forecast of the quantities of Client Product that Client intends to order from Althea in each month (the “Forecast”), beginning with the date scheduled for commencement of Production.  The Forecast shall be rolled forward and updated by Client on or before the first day of each calendar quarter thereafter.

(a)                                 Binding Portion.  Upon written acceptance of the Binding Portion (defined below) by Althea within *** (***) days of its receipt, which shall not be unreasonably withheld, the first *** (***) months of each Forecast shall be binding on Client and Althea and shall obligate Althea to Produce, sell and deliver to Client and shall obligate Client to purchase, the specified quantity of Client Product, all in accordance with the terms and conditions of this Agreement (the “Binding Portion”).  Neither party may change the Binding Portion absent mutual written agreement, except as provided in sections 3.2 and 3.3 below.

(b)                                 Firm Portion.  Upon written acceptance of the Firm Portion by Althea within *** (***) days of its receipt, which shall not be unreasonably withheld, the second *** (***) months of each Forecast shall be binding on Client and Althea and shall obligate Althea to Produce, sell and deliver to Client the specified quantity of Product, all in accordance with the terms and conditions of this Agreement (the “Firm Portion”); provided, however, that Client shall have the right to increase or decrease the amount of Product described in the Firm Portion (“Firm Portion Period”) of such Forecast by no more than *** percent (***%) when compared to the amount of Product described in such Firm Portion Period for the prior Forecast for such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

period.  Such change for any given period may be made only once, absent written agreement by Althea.  By way of example and not limitation, if a Forecast describes an amount of Product equaling *** (***) Batches in a period when first forecast, then Client would have the right to increase or decrease the amount of Product described in the subsequent Forecast for the same period while it is a Firm Portion Period by up to *** percent (***%), that is, up or down by *** (***) Batches in the aggregate.

(c)                                  Non-Binding.  The last *** (***) months of each Forecast are non-binding on both parties and not subject to any forecasting restrictions, and shall be subject to Althea’s written acceptance within *** (***) days of its receipt, not to be unreasonably withheld.

(d)                                 Purchase Orders.  Within *** (***) days of Althea’s acceptance of the Binding Portion, Client shall submit to Althea a purchase order for any portion of such Binding Portion that does not have an issued purchase order.  Each purchase order shall include the purchase order number for each Batch to be Produced, delivery schedule, and any other elements necessary to ensure the timely Production and delivery of Client Product (“Purchase Order”).  A Purchase Order shall only issue for the Binding Portion.

(e)                                  Reservation Fee.  Client shall be responsible for providing Althea with a minimum annual payments of $*** for total Batches in each calendar year of the Term (the “Reservation Fee”) so that Althea may maintain the manufacturing suite for the Client Product at the Facility.  For clarity, Batches included in the Reservation Fee and the calculations of this paragraph include all Process Validation batches, Aseptic Process Validation batches, and engineering batches.  At the end of each calendar year during the Term, Althea shall determine if Client’s payments for such calendar year exceeded the Reservation Fee and, if not, invoice Client for such Outstanding Amount (as defined below) no later than February 15. The “Outstanding Amount” is determined by calculating (i) the Reservation Fee less (ii) the total amount calculated by adding all payments made by Client for Batches (excluding without limitation Components procurement costs, project management fees and inventory management fees) received by Althea from Client during that calendar year. Client shall only be responsible for the Outstanding Amount if such amount is greater than zero. Invoices for the Outstanding Amount, if any, shall be subject to the payment terms of section 3.5.

3.2                               Cancellation of Fill/Finish.  Client may issue a written notice of cancellation for any Batch with any notice period and at any time prior to the actual Production of such Batch by Althea regardless of whether or not a Purchase Order was issued (“Cancellation”). “Cancellation” also includes any termination of this Agreement, other than due to Althea’s breach, and any postponement or delay of any Batch by Client other than as provided in section 3.3 below.  In the event of a Cancellation by Client of any Batch(es) or the Fill/Finish Production portion of any Batches for which a Purchase Order was issued (or should have issued in accordance with section 3.1) for the Binding Portion of the Forecast, Client shall pay Althea a fee (“Cancellation Fee”) for the Cancellation of the Fill/Finish Production based on the following:

Days Notice to Althea
Prior to Scheduled Delivery Date	Cancellation Fee
***	***
***	***
***	***
***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.3                               Postponement.  Client may postpone the Production of any Batch (or Fill/Finish Production) of Client Product, with at least *** (***) days prior written notice to Althea, to a date within *** (***) months without payment of a Cancellation Fee, provided (i) such date is available, (ii) Althea is able, using commercially reasonable efforts, to use the vacated facilities and timeslots for other customer(s).  Such postponement without a Cancellation Fee shall only be available once in any 6 month period.

3.4                               Delays.  Althea shall promptly notify Client in writing if the delivery date(s) described in any Purchase Order will not be met (a “Delay”). Such notice shall include the reasons for such Delay and the proposed new schedule for the completion of Production of the Client Product described in such Purchase Order. Subject to the provisions regarding Force Majeure below and unless the parties mutually agree otherwise, the party responsible for Delays in Production shall be determined as follows:

(a)                                 Client is responsible for Delays caused by delivery delays of or variation from Specifications of Drug Substance or other Client Supplied Components, any Client-supplied or special-purpose equipment used in Production (except as provided in (b) below) or caused by Client’s delay in providing any payments or any information or approvals reasonably necessary to continue Production.

(b)                                 Althea is responsible for Delays due to its negligent or willful failure to maintain its Facility, systems or Althea Supplied Equipment, or a non-conformity with Specifications of Althea Supplied Components, or due to Althea’s failure to provide Client or its designee with reasonable access to the Client Supplied Equipment for routine maintenance, or Althea’s negligence or willful failure in any maintenance of Client-supplied or special-purpose equipment, which maintenance has been assumed by Althea by written agreement, in each case other than due to force majeure.

(c)                                  Althea is responsible for Delays due to its failure to follow any requirement of the Master Batch Record.

The price for each Batch that is Delayed for which Althea is responsible as described above in this Section 3.4 (Delays) shall be reduced by *** Dollars ($***) for each month for which such Batch is Delayed more than *** (***) days until the delivery by Althea of the Released Executed Batch Record as set forth in section 4.1  The aggregate amount of such price reduction shall not exceed *** ($***) in the aggregate for all Batches in any single Delay or series of related Delays.

3.5                               Invoices; Payment.

(a)                                 Invoices.  Althea shall issue invoices for the Purchase Price for each submitted Purchase Order in accordance with the payment schedule set forth in the Quote.

(b)                                 Payment.  Client shall pay all invoices by wire in accordance with the instructions below within *** (***) days of the invoice receipt.  No tax or other withholding shall be made from payments due hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Althea’s wire instructions are as follows:

Beneficiary:                             Ajinomoto Althea, Inc.
***

Bank:              ***

SWIFT #:                                           ***
Transit #:                                            ***
Account #:                                    ***

3.6                               Default in Payment Obligations.  Any payment for undisputed invoices due under this Agreement not received by the due date shall bear interest at the lesser of (i) the maximum rate permitted by law, and (ii) ***percent (***%) per month on the outstanding balance compounded monthly, provided that interest shall apply to any disputed amounts ultimately due Althea.  In addition to all other remedies available to Althea, if Client does not pay an undisputed invoice in the time periods described in Section 3.5(b), then any prepayments or other amounts owed to or held for Client under this Agreement shall be automatically applied to invoices more than *** (***) days past due and Althea may suspend performance of this Agreement.

4.                                      DELIVERY AND ACCEPTANCE OF CLIENT PRODUCT.

4.1                               Release and Acceptance. Within *** (***) business days from the date of Althea’s determination that a Batch is free from Defects and is suitable for release to Client, Althea shall forward to Client, or Client’s designee, copies of the Released Executed Batch Record.  Within *** (***) business days after receipt by Client of the Released Executed Batch Record, Client shall review such Release Executed Batch Record and perform such other testing, inspection and review as Client deems necessary and appropriate, to confirm whether Client Product conforms to the quantity ordered, the Specifications and cGMP and notify Althea whether it accepts or rejects the Client Product and, if applicable, provide shipping instructions.  If Client does not notify Althea within such time that such Batch does not conform to the quantities, Specifications or cGMP (a “Defect”), and that it rejects such Batch, then Client shall be deemed to have accepted the Batch and waived its right to revoke acceptance.  Title and risk of loss for Client Product shall pass to Client on the earliest of: its acceptance of the Client Product, the expiration of such *** (***) day period, unless Client has rejected the Batch, or shipment of the Client Product to Client or its designee.  Client shall maintain appropriate insurance for Client-Supplied Components and Client Product for all periods in which it has title and risk of loss.

4.2                               Delivery; Storage.

(a)                                 Delivery.  Althea shall ship all released Client Product to Client or to Client’s designated consignee in accordance with Client instructions. All shipments shall be shipped *** (INCOTERMS 2010) Facility by *** or other carrier agreed in writing, at Client’s expense. All shipping instructions of Client shall be accompanied by the name and address of the recipient and the shipping date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)                                 Exporter of Record.  Client shall be the exporter of record for any Client Product shipped out of the United States. Client shall be responsible for obtaining and paying for any licenses, clearances or other governmental authorization(s) necessary for the exportation from the United States. As between the parties Client shall be solely responsible for preparing and filing the shipper’s export declaration and any other documentation required for the export, provided that Althea shall provide Client with reasonably requested assistance.

(c)                                  Storage.  In the event Client has not provided shipping instructions for Client Product or requests that Althea hold such released Batch in storage, Althea shall store such Client Product under conditions that comply with the Quality Agreement and assess a storage fee for all such Client Product (if any) at the price set forth in Exhibit B or, if none, at Althea’s then current standard rates.  Storage may be at Althea’s or its qualified subcontractors’ storage facilities, provided that Althea shall be liable for the performance of such qualified subcontractors’ in performing the obligations described hereunder.  Althea shall not be obligated to store Client Product for more than *** (***) days after acceptance under Section 4.1.  If Client does not take delivery thereof within such *** (***) day period, Althea may, upon *** (***) days’ prior written notice, destroy or dispose of such Client Product in accordance with applicable regulations, at Client’s expense.

4.3                               Delivery Shortfalls.  Althea shall make up any shortages in the delivered Client Product as promptly as possible, and will deliver to Client a corrective action plan within *** (***) days after receipt of Client’s notification of such shortfall.  For clarity, yields are subject to variances and uncertainties, and are not guaranteed. Unexpected yields shall not be the responsibility of Althea unless due to the negligence or willful misconduct of Althea in adhering to a requirement of the MBR.

4.4                               ***.  Client may revoke such deemed acceptance only in the event of a *** that meets all of the following: (i) *** (ii) ***, (iii) ***  and (iv)  Client shall have provided notice to Althea within *** of first learning of any ***, and prior to the expiration date of the corresponding Batch, but in no event later than *** from the date of shipment by Althea of the corresponding Batch (each, a “***”).

4.5                               Notification.  If Client believes any Batch of Client Product is Defective (including without limitation, any ***), then it shall notify Althea by telephone, including a detailed explanation of the non-conformity, and shall confirm such notice in writing via overnight delivery to Althea. Upon receipt of such notice, Althea will investigate such alleged Defect, and (i) if Althea agrees such Client Product is Defective, deliver to Client a corrective action plan within *** (***) days after receipt of Client’s written notice of Defect, or (ii) if Althea disagrees with Client’s determination that the Batch of Client Product is non-conforming, Althea shall so notify Client by telephone within *** (***) days of receipt of notice of Defect and shall confirm such notice in writing by overnight delivery.  Nothing herein shall be construed to alter the deadline for a notice of acceptance or rejection of Client Product under section 4.1, unless mutually agreed in writing by the parties.

4.6                               Third Party Testing.  If the parties dispute whether the Batch of Client Product is Defective, samples of the Batch in dispute will be submitted to a mutually acceptable independent laboratory for testing, whose determination of Defect, and the cause thereof if Defective, shall be binding upon the parties. To the extent such laboratory finds that the Batch is

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

not Defective, Client shall pay the costs of such laboratory; however, to the extent such laboratory finds that the Batch is Defective, Althea shall pay the costs of such laboratory.

4.7                               Exclusive Remedy for Defective Client Product.  In the event Althea agrees, or the independent laboratory determines following Client’s rejection of a Batch, that such Batch of Client Product is Defective and such Defect is due to the negligence or willful misconduct of Althea, then Althea shall, as directed by Client, either (a) at Althea’s expense, replace such non-conforming Client Product within *** (***) days from receipt of replacement Drug Substance from Client (such Drug Substance to be at Client’s expense subject to section 4.8 below) or (b) if not already paid, cancel the invoices for such Batch and refund any materials prepayments or, or, in the event of a *** refund any payments received for the non-conforming Client Product.  For clarity and by way of example, if Client Product is Defective due to non-conforming Drug Substance or other Client Supplied Components, then Client will not be entitled to the foregoing remedies.  Except as set forth in section 4.8 and section 5.7 this paragraph sets forth Client’s sole and exclusive remedy for Defective Client Product.

4.8                               Cost of Replacement Drug Substance.  In the case where Client Product is Defective such that Client is entitled to remedies under Section 4.7 (Exclusive Remedy for Defective Client Product), then Althea shall file a claim under its Professional Liability policy for the lost Drug Substance (“Lost Drug Substance”). Client shall be entitled to reimbursement by Althea up to the amount of any insurance proceeds received under such policy to cover the Reimbursement Value of any Lost Drug Substance.  For clarity, Client is responsible for losses of Drug Substance not caused by the negligence of Althea or in excess of such proceeds and for maintaining its own insurance, including property insurance, in amounts adequate to cover such losses..

4.9                               Disposition of Rejects.  The parties agree that the default handling of Defective Client Product (“Rejects”) shall be destruction at Client’s expense, unless the rejection is due to a Defect giving rise to Client’s remedies under Section 4.7 (Exclusive Remedy for Defective Client Product), in which case such destruction shall be at Althea’s expense. No storage of Rejects by Althea shall be required unless by mutual written agreement of the parties.  Client shall notify Althea in writing prior to Althea’s destruction of Rejects of any alternative disposition instructions for Rejects.  Absent timely disposition instructions as set forth above, Althea shall dispose of Rejects in accordance with Althea’s SOPs and applicable law.

5.                                      COMPLIANCE.

5.1                               Vendor and Supplier Audit and Certification: Althea shall certify and audit all vendors and suppliers of Althea Supplied Components, and provide Client with documentation of such audit results and certifications as Client may reasonably request.

5.2                               Material Safety Data Sheet; Acceptable Materials.  Client shall provide Althea a material safety data sheet (“MSDS”) for Client Supplied Components (including Bulk Product) and Client Product and Althea shall conform to established safety practices and procedures set forth therein and shall store and handle Client Supplied Components (including Bulk Product) and Client Product as required by the MBR and all applicable laws and regulations.  Althea is under no obligation to produce, nor shall Client ship or cause to be shipped to Althea without specific prior written approval, any materials which: (a) contain a penicillin, cephalosporin, high-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

potent product, DEA controlled substance or radio label, or (b) have an Occupational Exposure Limit of less than 1 µg/m3.  Althea understands and agrees that the Drug Substance may have unpredictable and unknown biological and/or chemical properties and should be used with caution and that Althea shall not use Drug Substance for testing in or treatment of humans.  Althea shall immediately notify Client of any unusual health or environmental occurrence of which it has knowledge relating to Client Product, including any claim or complaint by any employee of Althea or any of its Affiliates or third party contractors.  Althea agrees to advise Client immediately of any safety or toxicity problems of which it becomes aware regarding the Client Product.  Client shall ensure such MSDSs are promptly updated as needed.

5.3                               Regulatory Authority Visits.  Althea shall advise Client immediately if any Regulatory Authority visits the Facility or makes a written inquiry regarding Althea’s Production of Client Product, but in no case later than *** (***) hours after learning of such visit or inquiry.

5.4                               Audits.  Client shall have the right to inspect Althea Batch records and the portions of the Facility used for Production of Client Product.  Client audits shall not occur more than once per calendar year, except as set forth below, unless such additional audit(s) are for cause.  All audits shall be performed at mutually agreed upon times during normal business hours and shall not last for more than two days.  If the parties agree to audits more than one time in a calendar year or for more than two days, Client agrees to reimburse Althea for Althea’s reasonable expenses incurred in hosting the additional audit day(s) unless such audit was for cause.  All audited data that is owned by Althea will be treated as Confidential Information of Althea, and Client shall not be permitted to remove or copy such data without Althea’s prior consent.

5.5                               Regulatory Compliance.

(a)                                 Unless otherwise stated, Althea is responsible for compliance with all Federal, State and local laws and regulations as they apply generally to the Facility or generally to the Production of Client Product, provided that Althea shall have no obligation for compliance with the requirements of any non-U.S. laws or regulations, except to the extent of cGMP requirements of a Regulatory Authority or as otherwise expressly specified in the Quality Agreement (“Regulations”).  Althea shall be solely responsible for all contact with Regulatory Authorities with respect thereto, provided that Althea shall give Client a reasonable opportunity, where feasible, to comment on any correspondence with Regulatory Authorities which would reasonably be expected to have a material impact on Production of Client Product.

(b)                                 Client shall be responsible for compliance with all Regulations as they apply to all other aspects of the Production, including the Client Supplied Components, specific approval to manufacture Client Product at the Facility and other compliance issues specific to the manufacture of Client Product, and the use, Labeling and sale of Client Product, which responsibility shall include, without limitation, all contact with Regulatory Authorities regarding the foregoing.  Althea shall use its commercially reasonable efforts to assist Client in obtaining necessary regulatory approvals.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.6                               Client Product Recalls.

(a)                                 Althea and Client shall maintain records necessary to permit a Recall of any of the Client Products delivered to Client or customers of Client or its Affiliates, affected voluntarily or under a threat of, or a directive by, any governmental agency.  Each party shall give immediate notice by telephone (with written confirmation) to the person identified for such notice in the Quality Agreement in the event any Client Product should be Recalled.  Client shall decide whether to initiate a Recall and shall control such Recall, and Althea shall reasonably cooperate with Client in connection with any Recall.

(b)                                 To the extent that a Recall results from or arises out of a *** then: ***.

6.                                      CHANGES IN PRODUCTION.

6.1                               Changes to Master Batch Records.  Each party agrees to notify the other promptly of any requested changes to the Client Product, Production, Specifications or the MBR.  Within a reasonable time after such notification, Althea shall provide an estimate of any additional fees and costs required and a time line for implementation.  No change(s) to any of the foregoing shall be effective or binding unless reduced to writing and signed by both parties.

6.2                               Product-Specific Changes.  If Facility, equipment, process or system changes are required of Althea as a result of requirements set forth by the FDA or in any other Regulations, and such required changes apply only to the Production and supply of one or more Client Products, then Client and Althea will review such requirements and agree in writing to the changes, and Client shall bear the reasonable costs thereof.

6.3                               General Changes.  If such required changes apply generally to the Client Product as well as to other products produced by Althea for itself or for third parties, then Client shall pay a pro rata amount of the reasonable cost of such required changes based upon the proportion of time that the Facility is dedicated to the Production of Client Product relative to the production of such other products.

6.4                               Unused Materials.  In the event of changes requested by Client or to comply with any regulatory requirement, Client shall reimburse Althea for any Althea-Supplied Components that cannot reasonably be used by Althea or returned for credit.

7.                                      TERM AND TERMINATION.

7.1                               Term.             This Agreement shall commence on the Effective Date and continue for a period of three (3) years (“Initial Term”) and may be extended by the parties for additional two (2) year periods upon mutual written agreement of the parties (each such additional period, a “Renewal Term”), provided such mutual agreement occurs at least one (1) year prior to the expiration of the then-current Term and shall thereafter expire, unless sooner terminated pursuant to Section 7.2 herein.

7.2                               Termination.  This Agreement may be terminated as follows:

(a)                                 Termination for Breach. Either party may terminate this Agreement upon the material breach of any provision of this Agreement, including any representation,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

warranty or covenant, by the other party if such breach is not cured by the breaching party within thirty (30) days after receipt by the breaching party of written notice of such breach.

(b)                                 Termination for Financial Matters.  This Agreement may be terminated immediately by either party by giving the other party written notice thereof in the event such other party becomes insolvent, makes a general assignment for the benefit of its creditors, or proceedings are commenced in any court by or against such party seeking (a) such party’s reorganization, liquidation, dissolution, arrangement or winding up, or the composition or readjustment of its debts, (b) the appointment of a receiver or trustee for or over such party’s property, or (c) similar relief in respect of such party under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt.

(c)                                  Termination for Convenience.  Client shall have the right to terminate this Agreement, without cause, with twelve (12) months prior written notice to Althea.  Althea shall have the right to terminate this Agreement, without cause, with twenty-four (24) months prior written notice to Client.

7.3                               Consequences of Expiration or Termination.

(a)                                 Accrued Obligations.  Expiration or termination of this Agreement for any reason shall not exempt either party from paying or reimbursing, as applicable, any amounts outstanding and due such other party at the time of such expiration or termination.

(b)                                 Purchase of Client Product & Reimbursement of Expenses.

(i)                                    Upon expiration or termination of this Agreement except termination by Althea under section 7.1(a) or 7.1(b), Althea shall Produce and deliver, and Client shall purchase in accordance with the provisions hereof, any and all amounts of Client Product ordered pursuant to Purchase Orders submitted by Client prior to the date on which notice of such termination is given, or prior to the expiration date, as applicable.

(ii)                                In addition, upon termination of this Agreement by Althea pursuant to Section 7.2(a) (Termination for Breach) or 7.2(b) (Termination for Financial Matters), or termination by Client pursuant to Section 7.2(c) (Termination for Convenience), Client shall be liable to purchase or pay for (1) any Production-in-progress pursuant to the Binding Portion of the Forecast, (2) the reasonable and documented costs of Althea Supplied Components or other commitments that were ordered or entered into by Althea for the Production of the Batches set forth in the Firm or Binding Portion of the Forecast to the extent such orders are not cancelable or returnable and (3) any Cancellation Fees due.

(c)                                  Transitional Manufacturing Obligations.  In the event of termination of this Agreement by either Party except termination by Althea under section 7.1(a) or 7.1(b), Client shall have the right, in its sole discretion and upon written notice to Althea have Althea provide to Client, at Client’s cost and expense at Althea’s then-current technology transfer rates, such assistance as Client may reasonably require in transferring Production of the Client Product performed by Althea hereunder to an alternative manufacturer.

7.4                               Survival.  Termination, expiration, cancellation or abandonment of this Agreement through any means or for any reason shall be, except as set forth in to Article 7,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

without prejudice to any accrued obligation or the rights and remedies of either party with respect to any antecedent breach of any of the provisions of this Agreement. The provisions of the following Articles and Sections shall survive expiration or termination of this Agreement: Articles 1 (Definitions), 8 (Force Majeure), 9 (Confidentiality), 10 (Inventions), 12 (Limitation of Liability and Waiver of Property Claims), 13 (Indemnification), 14 (Insurance), and 15 (General Provisions); and Sections 2.5(e) (Title), 3.6 (Default in Payment Obligations), 5.5 (Regulatory Compliance), 5.6 (Client Product Recalls), 7.3(c) (Transitional Manufacturing Obligations), 7.4 (Survival), 11.2(a) (Client Product), and 11.4 (Disclaimer of Warranties).

8.                                      FORCE MAJEURE

Failure of either party to perform under this Agreement (except the obligation to make payments) shall not subject such party to any liability to the other if such failure is caused by acts of God, acts of terrorism, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, compliance with any order or regulation of any government entity, or by any cause beyond the reasonable control of the affected party, whether or not foreseeable, provided that written notice of such event is promptly given to the other party. In the case of a force majeure event, Althea shall use commercially reasonable efforts to assist Client to arrange for the Production of Client Product through subcontracting or other means as appropriate to provide Client Product.  The responsibility for any differential in the cost for such Production will be mutually agreed upon by the parties.  However, if Althea is unable to provide a solution for the Production of Client Product within *** days of such event, Client may terminate this Agreement as specified in Section 7.2(c) (Termination for Convenience) and the requirements of Section 7.3(b) (Purchase of Client Product) shall not apply.

9.                                      CONFIDENTIALITY.

9.1                               Confidentiality.  For purposes of this Agreement “Confidential Information” means all information of a party (the “Disclosing Party”) received by the other party (the “Receiving Party”) in connection with this Agreement including all data, inventions and information developed in or as a result of the performance of this Agreement, whether in oral, written, graphic or electronic form.  Without limiting the generality of the foregoing, all Inventions and Intellectual Property of either party shall be deemed the “Confidential Information” of such party.  Receiving Party shall: (a)  use Disclosing Party’s Confidential Information only for the purposes set forth in this Agreement; (b)  receive, maintain and hold the Disclosing Party’s Confidential Information in strict confidence and to use the same methods and degree of care (but at least reasonable care) to prevent disclosure of such Confidential Information as it uses to prevent disclosure of its own proprietary and Confidential Information and to protect against its dissemination to unauthorized parties; (c) not to disclose, or authorize or permit the disclosure of any of Disclosing Party’s Confidential Information to any third party without the prior written consent of the Disclosing Party; and (d) except as needed to fulfill its obligations hereunder, return or destroy any of Disclosing Party’s Confidential Information to the Disclosing Party at the request of the Disclosing Party and to retain no copies or reproductions thereof, except that the Receiving Party may retain a single archival copy of the Confidential Information for the sole purpose of determining the scope of obligations incurred under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.2                               Limitations.  The Receiving Party shall not be obligated to treat information as Confidential Information of the Disclosing Party if the Receiving Party can show by competent written evidence that such information: (a) was already known to the Receiving Party without any obligations of confidentiality prior to receipt from the Disclosing Party; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure, other than through any act or omission of the Receiving Party in breach of any obligation of confidentiality; (d) was disclosed to the Receiving Party, by a third party who was not under any obligation, direct or indirect, to Disclosing Party with respect to confidentiality or non-use; or (e) was independently discovered or developed by the Receiving Party without the use of or reference to the Disclosing Party’s Confidential Information.

9.3                               Authorized Disclosure.  Notwithstanding Section 9.1, the Receiving Party may disclose Confidential Information, without violating its obligations under Article 9, to the extent the disclosure is required by a valid order of a court or other governmental body having jurisdiction; provided, however, that the Receiving Party gives reasonable prior written notice to the Disclosing Party of such required disclosure in order to allow Disclosing Party, at its option and expense, to seek a protective order preventing or limiting the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation requires, or for which the order was issued, and continues to treat such information as confidential under this Agreement.  The Receiving Party will limit access to the Confidential Information of the Disclosing Party to only those of the Receiving Party’s employees, consultants, or professional advisors having a need to know and who are bound by obligations of confidentiality and non-use consistent with those set forth herein.  Notwithstanding the foregoing, Althea shall be permitted to disclose Client Product information to third party developmental and analytical service providers who have a need to know such information in connection with performance of its obligations hereunder, provided such providers shall be subject to confidentiality agreements consistent with this Article 9.

9.4                               Injunctive Relief.  The parties expressly acknowledge and agree that any breach or threatened breach of this Article 9 may cause immediate and irreparable harm to the Disclosing Party which may not be adequately compensated by damages.  Each party therefore agrees that in the event of such breach or threatened breach and in addition to any remedies available at law, the Disclosing Party shall have the right to seek equitable and injunctive relief in connection with such a breach or threatened breach.

9.5                               Public Announcements.  Neither party shall publicize or make any announcement concerning this Agreement or the other party which includes the identity, name(s) or other trademarks of the other party or its Confidential Information, or the identity of Client Product or the financial terms of this Agreement without the other party’s prior written consent provided, however, that either party may (a) disclose the terms of this Agreement insofar as required to comply with applicable securities laws, provided that in the case of such disclosures the party proposing to make such disclosure notifies the other party reasonably in advance of such disclosure and cooperates to minimize the scope and content of such disclosure, and (b) disclose the terms of this Agreement to such party’s investors, professional advisors or potential investors, acquirers, or merger candidates who are bound by obligations of confidentiality and non-use consistent with those set forth herein.  Each party agrees that it shall cooperate fully and in a timely manner with the other with respect to any disclosures to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Securities and Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of Confidential Information of either party included in any such disclosure.

9.6                               Duration of Confidentiality.  All obligations of confidentiality and non-use imposed upon the parties under this Agreement shall expire *** (***) years after the expiration of the Term; provided, however, that Confidential Information which constitutes the trade secrets of a party if expressly labeled as such by the Disclosing Party at the time of disclosure shall be kept confidential indefinitely, subject to the limitations set forth in Sections 9.2 (Limitations) and 9.3 (Authorized Disclosure).

10.                               INVENTIONS.

10.1                        Existing Intellectual Property; Client’s Intellectual Property.  Each party shall own and continue to own its patents, trademarks, copyrights, trade secrets, data and other Intellectual Property, without conferring any interests therein to the other party. Without limiting the generality of the preceding sentence, Client shall retain all right, title and interest arising under the United States Patent Act, the United States Trademark Act, the United States Copyright Act and all other applicable laws, rules and regulations in and to (a) all Client Product, all data associated therewith, Labeling and trademarks associated with Client Product and (b) any Inventions that are conceived, reduced to practice, or created by a party or jointly created by the parties in the course of performing its obligations under this Agreement, or an improvement(s) to such Invention (“Project Inventions”) in each case (a) and (b) that (i) are derived from Client’s Confidential Information or (ii) are specific to proprietary Client Product or Drug Substance (the foregoing collectively, “Client’s Intellectual Property”). Neither Althea nor any third party shall acquire any right, title or interest in Client’s Intellectual Property by virtue of this Agreement or otherwise, except to the extent expressly provided herein.  Althea hereby assigns to Client all of Althea’s right, title and interest in, to and under Client’s Intellectual Property.

10.2                        Althea-Owned Project Inventions; License Grant.  Althea shall solely own all Project Inventions that are conceived, reduced to practice, or created solely by Althea or its agents in the course of performing its obligations under this Agreement that are not Client’s Intellectual Property (“Althea-Owned Project Inventions”).  Althea hereby grants Client, solely to the extent necessary or useful for Client to Produce the Client Product to the same extent as Althea is obligated to do under this Agreement, the following licenses: (a) a fully-paid, royalty-free non-exclusive license, with the right to grant sublicenses, to practice each Althea-Owned Project Invention; and (b) a non-exclusive license or sublicense, as applicable, with the right to grant sublicenses unless prohibited under the terms of a license between Althea and a third party, under all other intellectual property rights owned or controlled by Althea, subject to Client paying Althea only an amount equal to any payments that Althea is obligated to make to third parties as a direct result of a sublicense under intellectual property rights of a third party; provided, however, that Client covenants not to exercise the foregoing licenses unless and until this Agreement expires or terminates.

10.3                        Disclaimer.  Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as: (i) a grant, transfer or other conveyance by either party to the other of any right, title, license or other interest of any kind in any of its Inventions or other Intellectual Property,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) creating an obligation on the part of either party to make any such grant, transfer or other conveyance or (iii) requiring either party to participate with the other party in any cooperative development program or project of any kind or to continue with any such program or project.

10.4                        Rights in Inventions.  The party owning any Invention shall have the world wide right to control the drafting, filing, prosecution and maintenance of patents covering the Inventions including decisions about the countries in which to file patent applications. Patent costs associated with the patent activities described in this Section shall be borne by the sole owner. Each party will cooperate with the other party in the filing and prosecution of patent applications. Such cooperation will include, but not be limited to, furnishing supporting data and affidavits for the prosecution of patent applications and completing and signing forms needed for the prosecution, assignment and maintenance of patent applications.

10.5                        Confidentiality of Inventions.  Inventions shall be and any disclosure of information by one party to the other under the provisions of this Article 10 shall be subject to the provisions of Article 9. It shall be the responsibility of the party preparing a patent application to obtain the written permission of the other party to use or disclose the other party’s Confidential Information in the patent application before the application is filed and for other disclosures made during the prosecution of the patent application, such permission not to be unreasonably withheld or delayed.

11.                               REPRESENTATIONS AND WARRANTIES.

11.1                        Mutual Representations. Each party hereby represents and warrants to the other party that (a) such party is duly organized, validly existing, and in good standing under the laws of the place of its establishment or incorporation, (b) such party has taken all action necessary to authorize it to enter into this Agreement and perform its obligations under this Agreement, (c) this Agreement will constitute the legal, valid and binding obligation of such party, and (d) neither the execution of this Agreement nor the performance of such party’s obligations hereunder will conflict with, result in a breach of, or constitute a default under any provision of the organizational documents of such party, or of any law, rule, regulation, authorization or approval of any government entity, or of any agreement to which it is a party or by which it is bound.

11.2                        Althea Representations, Warranties and Covenants.

(a)                                 Client Product.  Althea represents and warrants that Client Product shall be Produced in accordance with the Specifications and cGMP.

(b)                                 Permits, Resources and Compliance.  Althea represents and warrants that: (i) it has obtained (or will obtain prior to Producing Client Product), and will remain in compliance with during the Term, all permits, licenses and other authorizations which are required under Regulations generally applicable to its operations and the Facility; (ii) except as may be expressly excluded under this Agreement, it has, and shall at all times during the Term retain, all equipment, personnel and other materials, resources and expertise that are necessary to perform its obligations under this Agreement; and (iii) as of the Effective Date, the Facility is in compliance with cGMP and all other laws and Regulations generally applicable to its operations and the Facility, and shall maintain such compliance at all times during the Term, provided that

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Althea makes no warranty or representation as to any compliance which is specific to Production or Client Product.  If at any time any representation or warranty in this Section 11.2(b) is no longer true or accurate for any reason, Althea shall immediately notify Client in writing of such fact and Client shall have the right to terminate this Agreement pursuant to Section 7.2(a) (Termination for Breach).

(c)                                  Not Debarred; No Convictions.  Althea represents and warrants that it is not, nor is reasonably likely to become (based on a conviction by the courts or a finding of fault by any applicable Governmental Authority): (i) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time-to-time; (ii) disqualified from participating in clinical trials pursuant to 21 C.F.R. §312.70, as amended from time-to-time; (iii) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time-to- time; (iv) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as defined in 42 U.S.C. 1320a-7b(f), as amended from time-to-time, or any other governmental payment, procurement or non-procurement program; or (v) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s List of Parties Excluded from Federal Programs, or the FDA Debarment List, each as amended from time-to-time.  Althea represents and warrants that it shall not hire or retain as an officer, employee or any person who has been convicted of a misdemeanor or felony under the Food, Drug, and Cosmetic Act or under the laws regulating any federal healthcare program by the U.S. Department of Health and Human Services.  If at any time a representation and warranty in this Section 11.2(c) (Not Debarred; No Convictions) is no longer true or accurate for any reason, Althea shall immediately notify Client in writing of such fact.

(d)                                 Intellectual Property.  Althea represents and warrants that it has no knowledge that its Production of Client Products hereunder will infringe or misappropriate any third party’s Intellectual Property.

11.3                        Client Warranties:  Client represents and warrants that (a) it has the right to give Althea any Client Supplied Components and information provided by Client hereunder, and that Althea has the right to use such components and information for the Production of Client Product, and (b) as of the Effective Date Client has no knowledge of any patents or other Intellectual Property that would be infringed or misappropriated by Althea’s Production of Client Product or performance of any other of its obligations under this Agreement.  Client further warrants that the Drug Substance provided to Althea hereunder conforms to its Specifications.

11.4                        Disclaimer of Warranties.  Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  Without limiting the foregoing, Althea makes no representation or warranty, and Client expressly waives all claims against all Althea Indemnitees arising out of or in connection with any claims relating to the stability, efficacy, safety, or toxicity of any Client Product, provided that such Client Product has been Produced in accordance with this Agreement, the Quality Agreement, the Specifications and cGMP and is not Defective. Althea makes no representation or warranty with respect to compliance or permits specific to Client Product or Drug Substance or their manufacture, nor related to the sale, marketing, distribution or use of Drug Substance or Client Product, nor with respect to the Labeling of Client Product.  Althea makes no representation or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

warranty with respect to the sale, marketing, Labeling, distribution or use of the Drug Substance or, except as expressly set forth in Section 11.2(a) (Client Product), the Client Product.

12.                               LIMITATION OF LIABILITY AND WAIVER OF PROPERTY CLAIMS.

12.1                        Mutual Limitation of Liability.  Client’s sole and exclusive remedies for any covenants, representations or warranties related to failure to deliver conforming Client Product are set forth in sections 4.5, 4.7, 4.8 and 5.6.  EXCEPT FOR A PARTY’S OBLIGATIONS UNDER SECTION 9 (CONFIDENTIALITY) AND SECTION 13 (INDEMNIFICATION), UNDER NO CIRCUMSTANCES SHALL A PARTY BE LIABLE FOR LOSS OF USE OR PROFITS OR OTHER INDIRECT, COLLATERAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR OTHER DAMAGES, LOSSES, OR EXPENSES, INCLUDING WITH RESPECT TO ALTHEA THE COST OF A RECALL OR COST OF COVER IN CONNECTION WITH, OR BY REASON OF THE PRODUCTION AND DELIVERY OF CLIENT PRODUCT UNDER THIS AGREEMENT REGARDLESS OF WHETHER SUCH CLAIMS OR DAMAGES ARE FORESEEABLE OR ARE FOUNDED IN TORT OR CONTRACT.

12.2                        Althea Limitation of Liability.  EXCEPT FOR ALTHEA’S LIABILITY UNDER SECTIONS 9 (CONFIDENTIALITY) AND 13 (INDEMNIFICATION), IN NO EVENT SHALL ALTHEA’S AGGREGATE LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNT OF FEES PAID BY CLIENT TO ALTHEA UNDER THIS AGREEMENT.  THIS LIMITATION SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

12.3                        Waiver of Property Claims.  All Althea Supplied Components and equipment used by Althea in the Production of Client Product (collectively, “Althea Property”) shall at all times remain the property of Althea and Althea assumes risk of loss for such property until delivery of Client Product to a common carrier as specified under Section 4.2(a) (Delivery) or when risk of loss otherwise shifts to Client.  Althea hereby waives any and all rights of recovery against Client and its Affiliates, and against any of their respective directors, officers, employees, agents or representatives, for any loss or damage to Althea Property.  Except as set forth in Section 4.8 (Replacement of Drug Substance and Client Supplied Components), Client assumes all risk of loss at all times for all Client Supplied Components and Client equipment.  Client assumes risk of loss for all Client Product upon delivery to a common carrier as specified under Section 4.2(a) (Delivery) or when risk of loss otherwise shifts to Client.

13.                               INDEMNIFICATION.

13.1                        Client Indemnification.  Client hereby agrees to defend, indemnify and hold harmless Althea and its Affiliates and their respective officers, directors, employees, contractors, consultants and agents (each, an “Althea Indemnitee”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expenses and attorneys’ fees (“Losses”), to which any Althea Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any third party including property damage, death or personal injury (a “Claim”) against an Althea Indemnitee arising or resulting, directly or indirectly, from (a) Client’s storage, disposal, promotion, labeling, marketing, distribution, forward processing, use or sale of Client Product or Client Supplied Components, (b) Client’s

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

negligence or willful misconduct, (c) Client’s breach of this Agreement, (d) any claim that the use, sale, marketing or distribution of Drug Substance or Client Product by Client, the production of Drug Substance, or the Production of Client Product by Althea in accordance with the Specifications, infringes or misappropriates the patent, trademark, copyright or other intellectual property rights of any third party, or (e) Client’s employees or contractors, including any personal injury/workman’s compensation, employment- or benefit-related claims; except to the extent any such Loss(es) are caused solely by the gross negligence or willful misconduct of the Althea Indemnitees or are within any of the matters indemnified by Althea in Section 13.2 below.

13.2                        Althea Indemnification.  Althea hereby agrees to defend, indemnify and hold harmless Client and its Affiliates and any of their respective directors, officers, employees, subcontractors and agents (each, a “Client Indemnitee”) from and against any and all Losses to which any Company Indemnitee may become subject as a result of any Claim arising solely from (a) an Althea Indemnitee’s negligence or willful misconduct, (b) Althea’s breach of this Agreement, or (c) Althea’s employees or contractors, including any personal injury/workman’s compensation, employment- or benefit-related claims; except to the extent any such Loss(es) are caused solely by or are within any of the matters indemnified by Client in Section 13.1 above.

13.3                        Indemnitee Obligations.  A party that makes a claim for indemnification under this Article 13 shall promptly notify the other party (the “Indemnitor”) in writing of any action, claim or other matter in respect of which such party, intends to claim such indemnification; provided, however, that failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure.  The indemnified party shall permit the Indemnitor, at its discretion, to settle any such action, claim or other matter, and the indemnified party agrees to the complete control of such defense or settlement by the Indemnitor.  Notwithstanding the foregoing, the Indemnitor shall not enter into any settlement that would adversely affect the indemnified party’s rights hereunder, or impose any obligations on the indemnified party other than customary mutual general release terms, without indemnified party’s prior written consent, which shall not be unreasonably withheld or delayed. No such action, claim or other matter shall be settled without the prior written consent of the Indemnitor, which shall not be unreasonably withheld or delayed.  The indemnified party shall fully cooperate with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or other matter covered by the indemnification obligations of this Article 13. The indemnified party shall have the right, but not the obligation, to be represented in such defense by counsel of its own selection and at its own expense.

14.                               INSURANCE.

14.1                        Client Insurance.  Client shall procure and maintain, from the Effective Date through the date that is one year after the expiration date of all Client Product Produced under this Agreement, commercial general liability insurance, including product liability and contractual liability coverage (the “Client Insurance”). The Client Insurance shall cover amounts not less than $*** per occurrence. Client shall provide certificates of such insurance to Althea upon request. If Client fails to furnish such certificates or endorsements, or if at any time during the Term Althea is notified of the cancellation or lapse of the Client Insurance, and Client fails to rectify the same within *** (***) days after notice from Althea, Althea, at its option, may

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

terminate this Agreement. Any deductible and/or self-insurance retention shall be the sole responsibility of Client.  Such insurance shall include

(a)                                 Workers Compensation & Employers Liability coverage providing statutory benefits in the state of operations for Client.

(b)                                 Commercial General Liability Insurance, including Product Liability and coverage, on an occurrence basis, including Products Liability coverage in an amount not less than $*** per Occurrence.  The Commercial General Liability Insurance policy shall name Althea as an additional insured on a Primary and Non-Contributory basis.  If the Products Liability coverage is provided on a Claims Made policy form, then notwithstanding anything to the contrary in the Agreement, the Products Liability coverage shall be maintained until *** (***) years after the expiration date of any Product is Produced under this Agreement.

14.2                        Althea Insurance.  Althea shall procure and maintain, from the Effective Date through the date that is one year after the expiration date of all Client Product Produced under this Agreement insurance coverage as follows (the “Althea Insurance”).  Althea shall provide certificates of such insurance to Client upon request. If Althea fails to furnish such certificates or endorsements, or if at any time during the Term Client is notified of the cancellation or lapse of the Althea Insurance, and Althea fails to rectify the same within *** (***) days after notice from Client, Client, at its option, may terminate this Agreement. Any deductible and/or self-insurance retention shall be the sole responsibility of Althea:

(a)                                 Commercial General Liability Insurance, including Product Liability and coverage, on an occurrence basis with minimum limits of $*** per Occurrence.  The Commercial General Liability Insurance policy shall name Client as an additional insured on a Primary and Non-Contributory basis.  If the Products Liability coverage is provided on a Claims Made policy form, then notwithstanding anything to the contrary in the Agreement, the Products Liability coverage shall be maintained until *** (***) years after the expiration date of any Product is Produced under this Agreement.

(b)                                 Workers Compensation & Employers Liability coverage providing statutory benefits in the state of operations for Althea.

(c)                                  Property Insurance, including flood and earthquake coverage, covering the the Facility and Althea’s equipment and property.

(d)                                 Professional Liability, Errors & Omissions Liability coverage in an amount not less than $*** per occurrence.

14.3                        Waiver of Subrogation.  Each party hereby waives and shall cause its insurers to waive any and all rights of recovery against the other party and its Affiliates, and against any of their respective directors, officers, employees, agents or representatives, for any loss or damage that is covered by insurance whether or not such insurance is described in this Agreement, or should have been covered by insurance described in this Agreement, but for the such party’s failure to procure or maintain it.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.                               GENERAL PROVISIONS.

15.1                        Notices.  Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address given below, or at any address such party has previously designated by prior written notice to the other.  Notice shall be deemed sufficiently given for all purposes upon the actual delivery thereof at the address designated in accordance with this paragraph.

If to Client:                                                                                 Insmed Incorporated
10 Finderne Avenue, Building 10
Bridgewater, New Jersey 08807
Attn:                    CFO

Telephone:                                   (908) 977-9900
Facsimile:                                         (908) 526-4047

with a copy to:

Insmed Incorporated
10 Finderne Avenue, Building 10
Bridgewater, New Jersey 08807
Attn:                    General Counsel

Telephone:                                   (908) 977-9900
Facsimile:                                         (908) 526-4047

If to Althea:                                                                             Ajinomoto Althea, Inc.
11040 Roselle Street
San Diego, CA 92121
Attn: Chief Financial Officer

Telephone:                                   (858) 882-0123
Facsimile:                                         (858) 882-0133

15.2                        Entire Agreement; Amendment.  The parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the parties and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof. No modification of any of the terms of this Agreement, or of any attachments or Appendices, shall be deemed to be valid unless in writing and signed by an authorized agent or representative of both parties hereto. No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

15.3                        Waiver.  None of the provisions of this Agreement shall be considered waived by any party hereto unless such waiver is agreed to, in writing, by authorized agents of both parties. The failure of a party to insist upon strict conformance to any of the terms and conditions hereof, or failure or delay to exercise any rights provided herein or by law shall not be deemed a waiver of any rights of any party hereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.4                        Assignment.  This Agreement may not be assigned or transferred by either party including by operation of law without the prior written consent of the other, which consent will not be unreasonably withheld or delayed; provided, however, that either party may assign this Agreement including by operation of law without the other party’s consent to an Affiliate or in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise, provided that if such assignment is to an Affiliate, the assigning party shall be jointly responsible for Affiliate’s obligations hereunder.  Any attempted assignment of this Agreement not in compliance with this Section 15.4 (Assignment) shall be null and void.  No assignment shall relieve either party of the performance of any accrued obligation that such party may then have under this Agreement.  This Agreement shall inure to the benefit of and be binding upon each party signatory hereto, its successors and permitted assigns, subsidiaries and Affiliates.

15.5                        Taxes.  Client shall bear the cost of all national, state, municipal or other sales, use, excise, import, property, value added, or other similar taxes, assessments or tariffs assessed upon or levied against the Production or sale of Client Product pursuant to this Agreement or the sale or distribution of Client Product by Client (or at Client’s sole expense, defend against the imposition of such taxes and expenses). Althea shall notify Client of any such taxes that any governmental authority is seeking to collect from Althea, and Client may assume the defense thereof in Althea’s name, if necessary, and Althea agrees to fully cooperate in such defense to the extent of the capacity of Althea, at Client’s expense. Althea shall pay all national, state, municipal or other taxes on the income resulting from the sale by Althea of the Client Product to Client under this Agreement, including gross income, adjusted gross income, supplemental net income, gross receipts, excess profit taxes, or other similar taxes.

15.6                        Independent Contractor.  Althea shall act as an independent contractor for Client in providing the services required hereunder and neither party shall be considered an agent or employer of, or joint venturer with, the other party or its employees.

15.7                        Governing Law; Limitations.  Any action brought related to this Agreement or the activities contemplated hereunder shall be governed in all respects by the laws of the State of New York, without regard to the principles of conflicts of laws.

15.8                        Dispute Resolution.  Prior to initiating any court, administrative or other action on a claim, dispute, demand or assertion related to this Agreement or the services hereunder (collectively, a “Dispute”), the claimant shall give notice to the other party, detailing the nature of the Dispute and the facts relevant thereto and the parties shall in good faith attempt to resolve such Dispute.  No court, administrative or other action shall be filed or otherwise initiated until the parties have exhausted good faith settlement attempts by first, direct negotiation and second, mediation by a mutually-agreeable professional mediator under the appropriate Mediation Procedures of the American Arbitration Association.  The defending party shall be entitled to recover from the other party, in addition to any other damages awarded, all of its attorneys fees incurred in any action initiated in violation of this section, regardless of outcome.  The site of the mediation shall be in a place mutually agreed.  The costs of mediation shall be borne equally by the parties.

15.9                        Attorney’s Fees.  The successful party in any litigation or other dispute resolution proceeding to enforce the terms and conditions of this Agreement shall be entitled to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

recover from the other party reasonable attorney’s fees and related costs involved in connection with such litigation or dispute resolution proceeding.

15.10                 Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

15.11                 Headings; Rules of Construction.  The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.  Unless specified to the contrary, references to Articles, Sections or Exhibits shall refer to the particular Articles, Sections or Exhibits of or to this Agreement and references to this Agreement include all Exhibits hereto.  Unless context otherwise clearly requires, whenever used in this Agreement:

(a)                                 the words “include” or “including” shall be deemed to be followed by the phrase “but not limited to” or “without limitation” or words of similar import;

(b)                                 the word “day,” “quarter” or “year” (and derivatives thereof, e.g., “quarterly”) shall mean a calendar day, calendar quarter or calendar year unless otherwise specified (and “annual” or “annually” refer to a calendar year);

(c)                                  the word “hereof,” “herein,” “hereby” and derivative or similar word refers to this Agreement (including any Exhibits);

(d)                                 the word “or” shall have its inclusive meaning identified with the phrase “and/or;”

(e)                                  the words “will” and “shall” shall have the same obligatory meaning;

(f)                                   words of any gender include the other gender; and

(g)                                 words using the singular or plural number also include the plural or singular number, respectively.

15.12                 Interpretation.  Althea and Client have each participated in negotiations and due diligence and consulted their respective counsel regarding this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

15.13                 Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.  Signatures to this Agreement that are transmitted by facsimile, electronic

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

mail in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement will have the same effect as physical delivery of the paper document bearing an original signature

[Signature page follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly-authorized representatives as of the Effective Date above.

INSMED INCORPORATED		AJINOMOTO ALTHEA, INC.

By:	/s/ Andrew T. Drechsler	By:	/s/ Martha J. Demski

Name:	Andrew T. Drechsler	Name:	Martha J. Demski

Title:	CFO	Title:	SVP/CFO

Date:	9/10/15	Date:	9/15/15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Quote(s)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Presents

October 2014

CONFIDENTIAL	Sales Quote #5646

1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.              EXECUTIVE SUMMARY

Amikacin is an FDA approved drug with established efficacy. ARIKAYCE is a liposomal formulation of Amikacin, an FDA-approved IV aminoglycoside antibiotic that has proven efficacy in the treatment of gram-negative infections. It is a member of the aminoglycoside class of antibiotics. Amikacin has been long recognized as one of the most potent/effective treatments for gram-negative infections including Pseudomonas, as well as non-tuberculosis mycobacterium (NTM). The value of the systemic use of IV Amikacin has been limited by issues of nephrotoxicity (damage to the kidney) and ototoxicity (damage to the ear).

ARIKAYCE may be desirable because it delivers high, sustained levels of drug to the lung while potentially minimizing systemic exposure well below known toxicity levels.

This proposal outlines the pricing of manufacturing of one cGMP commercial lot of Arikayce® for 2015 at the *** kg scale. Pricing is valid through December 31, 2015. Insmed may issue Purchase Orders (POs) against this general/blanket proposal for each ARIKAYCE lot requested through December 31, 2015. All project management and inventory management fees will be billed monthly from Sales Quote #5647.

Upon signature of this proposal by Insmed and Ajinomoto Althea, a project manager at Ajinomoto Althea will put a proposed schedule together.  The actual project timeline may vary pending the availability of facilities, equipment, raw materials and the successful transfer of documents.

All product development and manufacturing activities will take place at Ajinomoto Althea located in San Diego, CA 92121.

This Proposal is governed by the terms and conditions of the Drug Product Production and Clinical Supply Agreement effective as of July 8, 2009 between Ajinomoto Althea (formerly known as Althea Technologies, Inc.) and Insmed Incorporated (formerly known as Transave, Inc.).

2.              CONTACT INFORMATION

Insmed Incorporated	Ajinomoto Althea, Inc.

Suzan Lanz Sr. Director, Supply Chain & Logistics Princeton Corporate Plaza 9 Deer Park Drive, Suite C Monmouth Junction, NJ 08852-1923 p. ***	Anish Parikh Senior Director, Business Development 11040 Roselle Street San Diego, CA 92121 p. *** f. ***

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.              FILL/FINISH

Formulation and Fill/Finish Deliverables, and Pricing

Service Description	Unit	Unit Price		Total Price

Commercial Manufacturing - ***L scale [FF]

-                    Complex Formulation
-                    GMP Fill/Finish up to *** vials
-                    In-Process testing
-                    100% Visual Inspection
-                    Bulk Packaging and Carton Labeling
-                    Waste Disposal

Deliverable: Executed QA reviewed batch record and Drug product

	***	$	***	$	***

4.              SHIPPING AND STORAGE

Shipping & Storage Deliverables, and Pricing

Service Description	Unit	Unit Price		Total Price
	***	$	***	$	***
Shipment of Testing Samples [SS]

- Includes the shipping management and preparation to designated destination within US - Samples will ship via a pre-qualified shipper and one temperature monitor per box

Additional shipments beyond quoted units will be $*** each and invoiced upon shipment

	***	$	***	$	***
Handling & Packaging of Drug Product [SS]

-                    Includes the shipping management and preparation of product

-                    Verification of shipment of products from Ajinomoto Althea to a client specified destination (within US)

-                    Preparation of domestic shipping documentation

	***	$	***	$	***
Shipment of Drug Product [SS]

- Assumes product is shipped with a validated dedicated service arranged by Ajinomoto Althea with a temperature monitor - Shipping rates as charged per courier

An additional fee of $*** will incur should Insmed’s courier account be used, in lieu of Althea’s, or Insmed arranges for the shipment. Fees will be invoiced upon shipment.

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.              MATERIALS, COMPONENTS & EQUIPMENT COSTS

Materials, Components & Equipment Deliverables and Pricing

Service Description	Unit		Unit Price	Total Price
	***	%	$ ***	$ ***
Fill/Finish & Validation : Materials and Components			***	***

-                    Purchase and release container closure components, all bulk and compounding containers, tubing, filters, assemblies, filling needles, and excipients

-                    USP water and WFI for FF use

-                    Supply and release client specified components

-                    Miscellaneous fill/finish equipment

-                    Ajinomoto Althea uses qualified vendors for the procurement of USP/EU compliant materials

Estimate due upon placement of purchase order by Ajinomoto Althea, excluding markup, shipping and taxes, if applicable. Upon release of the lot by Quality Assurance and acceptance by the customer, a final invoice will be issued for any additional costs and markup. Any over/under charges will be credited/invoiced.

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.              PAYMENT SCHEDULE

Milestone	%To Be Billed		Activity Total		Est. Invoice Amount
PREPAYMENT
Prepayment	***	%	$	***	$	***
Due upon signature. Excludes shipping and storage. No activities will begin until upfront payment is received.
FILL/FINISH
cGMP Formulation & Fill/Finish	***	%	$	***	$	***
Billed upon Completion
cGMP Formulation & Fill/Finish	***	%	$	***	$	***
Billed upon Release of Product
SUPPORTING SERVICES
Handling & Packaging of Final Product	***	%	$	***	$	***
Billed upon shipment of each batch

Prepayment	$ ***
Service Total	$ ***
Sub-Total	$ ***

SHIPPING / MATERIALS / EQUIPMENT
Shipment of Testing Samples	***	%	$	***	$	***
Billed upon each shipment
Shipment of Final Product	***	%	$	***	$	***
Billed upon shipment of each batch
Materials and Components: Fill/Finish	***	%	$	***	$	***

Due upon placement of purchase order by Althea, excluding markup, shipping and taxes, if applicable. Upon release of the lot by Quality Assurance and acceptance by the customer, a final invoice will be issued for any additional costs and markup of ***%. Any over/under charges will be credited/invoiced.

Grand Total	$ ***

Unless otherwise stated on this payment schedule, all invoices are payable net *** days from invoice date, subject to payment terms in the Supply Agreement or Terms & Conditions as applicable.

5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.              AUTHORIZATIONS

IN WITNESS WHEREOF, the parties hereto have each caused this Proposal/Statement of Work, including the general assumptions, and terms and conditions following this page, to be executed by their duly-authorized representatives as of October 2014.

INSMED INCORPORATED		AJINOMOTO ALTHEA, INC.

By:	/s/ Andrew T. Drechsler	By:	/s/ Eric Deneroff
Name:	Andrew T. Drechsler	Name:	Eric Deneroff
Title:	Chief Financial Officer	Title:	Vice President, Sales & Business Development
Date:	October 27, 2014	Date:	October 27, 2014

PO Number:

6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BLANKET CONTRACT:

COMMERCIAL CGMP MANUFACTURING OF ARIKAYCE®

PREPARED FOR	JULY, 2015

CONFIDENTIAL	Sales Quote #6219

1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.              CONTACT INFORMATION

Insmed Incorporated	Ajinomoto Althea, Inc.

Suzan Lanz	Anish Parikh
Sr. Director, Supply Chain & Logistics	Senior Director, Business Development
Princeton Corporate Plaza	11040 Roselle Street
9 Deer Park Drive, Suite C	San Diego, CA 92121
Monmouth Junction, NJ 08852-1923	p. ***
p. ***	f. ***

2.              EXECUTIVE SUMMARY

Amikacin is an FDA approved drug with established efficacy. ARIKAYCE® is a liposomal formulation of Amikacin, an FDA-approved IV aminoglycoside antibiotic that has proven efficacy in the treatment of gram-negative infections. It is a member of the aminoglycoside class of antibiotics. Amikacin has been long recognized as one of the most potent/effective treatments for gram-negative infections including Pseudomonas, as well as non-tuberculosis mycobacterium (NTM). The value of the systemic use of IV Amikacin has been limited by issues of nephrotoxicity (damage to the kidney) and ototoxicity (damage to the ear).

ARIKAYCE® may be desirable because it delivers high, sustained levels of drug to the lung while potentially minimizing systemic exposure well below known toxicity levels.

This proposal outlines the pricing of manufacture of one cGMP commercial lot of ARIKAYCE® for 2015 at the *** kg scale. Pricing is valid through December 31, 2015. Insmed may issue Purchase Orders (POs) against this general/blanket proposal for each ARIKAYCE® lot requested through December 31, 2015. All project management and inventory management fees will be billed monthly from Sales Quote #5647.

Upon signature of this proposal by Insmed and Althea, a project manager at Althea will schedule a project kickoff meeting and begin the process of drafting a project schedule.  The actual project timeline may vary pending the availability of facilities, equipment, and raw materials.

All product development and manufacturing activities will take place at Althea located in San Diego, CA 92121.

This Proposal is governed by the terms and conditions of the Drug Product Production and Clinical Supply Agreement effective as of July 8, 2009 between Ajinomoto Althea (formerly known as Althea Technologies, Inc.) and Insmed Incorporated (formerly known as Transave, Inc.).

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.              DRUG PRODUCT MANUFACTURING

Formulation and Fill/Finish: Deliverables and Pricing

Service Description	Unit	Unit Price		Total Price

cGMP Formulation & Fill/Finish: Commercial Manufacturing of ARIKAYCE® - ***L Scale [FF]

-                    Complex formulation

-                    cGMP fill/finish of up to *** vials

-                    In-process testing

-                    100% visual inspection

-                    Bulk packaging and carton labeling

-                    Waste disposal

	***	$	***	$	***

* Refer to Pricing Matrix Deliverable: Executed QA reviewed batch record and Drug product

2015 Pricing Matrix

Number of Fills	Tiered Pricing
Fills ***	$	***
Fills ***	$	***
Fills ***	$	***

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.              SHIPPING

Shipping: Deliverables and Pricing

Service Description	Unit	Unit Price		Total Price

Shipment of Testing Samples [SS]

-                    Includes the shipping management and preparation to designated destination within US

-                    Samples will ship via a pre-qualified shipper and one temperature monitor per box

Additional shipments beyond quoted units will be $*** each and invoiced upon shipment

	***	$	*** ***	$	***

Shipping Preparation of Final Drug Product [SS]

-                    Includes the shipping management and preparation of product

-                    Verification of shipment of products from Althea to a client specified destination (within US)

-                    Preparation of domestic shipping documentation

	***	$	*** ***	$	***

Shipment of Final Drug Product [SS]

-                    Assumes product is shipped with a validated dedicated service arranged by Althea with a temperature monitor (within US)

-                    Shipping rates as charged per courier

An additional fee of $*** will incur should Insmed’s courier account be used, in lieu of Althea’s, or Insmed arranges for the shipment. Fees will be invoiced upon shipment.

	***	$	*** ***	$	*** ***

5.              MATERIALS, COMPONENTS & EQUIPMENT

Materials, Components & Equipment: Deliverables and Pricing

Service Description	Unit		Unit Price		Total Price

Drug Product Manufacturing: Materials and Components

-                    Purchase and release container closure components, all bulk and compounding containers, tubing, filters, assemblies, filling needles, and excipients

-                    USP water and WFI for FF use

-                    Supply and release client specified components

-                    Miscellaneous fill/finish equipment

-                    Althea uses qualified vendors for the procurement of USP/EU compliant materials

Estimate due upon placement of purchase order by Althea, excluding markup, shipping and taxes, if applicable. Upon delivery of the released executed batch record, a final invoice will be issued for any additional costs and markup. Any over/under charges will be credited/invoiced.

	*** ***	%	$	*** ***	$	*** ***

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.              PAYMENT SCHEDULE

Milestone	%To Be Billed		Activity Total		Est. Invoice Amount
PREPAYMENT
Prepayment
Due upon signature. Excludes shipping and materials. No activities will begin until upfront payment is received.	***	%	$	***	$	***
DRUG PRODUCT MANUFACTURING
GMP Formulation & Fill/Finish: Commercial Manufacturing of ARIKAYCE® - ***L Scale
Billed upon completion per lot	***	%	$	***	$	***
GMP Formulation & Fill/Finish: Commercial Manufacturing of ARIKAYCE® - ***L Scale
Billed upon release of product per lot	***	%	$	***	$	***
SUPPORTING SERVICES
Shipping Preparation of Final Drug Product
Billed upon shipment of each batch	***	%	$	***	$	***

Prepayment			$	***
Service Total			$	***
Subtotal *			$	***

SHIPPING / MATERIALS / EQUIPMENT
Shipment of Testing Samples	***	%	$	***	$	***
Billed upon each shipment
Shipment of Final Drug Product
Billed upon shipment of each batch	***	%	$	***	$	***
Materials and Components: Drug Product Manufacturing

Due upon placement of purchase order by Althea, excluding markup, shipping and taxes, if applicable. Upon delivery of the released executed batch record, a final invoice will be issued for any additional costs and markup of ***%. Any over/under charges will be credited/invoiced.

	***	%	$	***	$	***
Grand Total *			$	***

* Price per fill to be adjusted according to Pricing Matrix

Unless otherwise stated on this payment schedule, all invoices are payable net *** days from invoice date, subject to payment terms in the Supply Agreement as applicable.

5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.              AUTHORIZATIONS

IN WITNESS WHEREOF, the parties hereto have each caused this Proposal/Statement of Work, including the general assumptions, and terms and conditions following this page, to be executed by their duly-authorized representatives as of July, 2015.

	INSMED INCORPORATED		AJINOMOTO ALTHEA, INC.

By:	/s/ Andrew T. Drechsler	By:	/s/ Jennifer Cannon, Ph.D.
Name:	Andrew T. Drechsler	Name:	Jennifer Cannon, Ph.D.
Title:	Chief Financial Officer	Title:	Sr. Director, Commercial Strategy
Date:	July 1, 2015	Date:	July 1, 2015

PO Number:

6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

PURCHASE PRICE

Price:  As set forth in Quote(s), attached as Exhibit A, when mutually executed by the parties, beginning with Quote *** (2015).  The parties shall negotiate in good faith to establish a *** based on *** by the end of the *** quarter of ***.

Beginning January 1 2016, Althea may increase the Purchase Price and/or Storage Price *** per calendar year by no more than PPI.  “PPI” shall mean the rate equal to the increase (if any) in the most recent ***, ***, series code ***, published by the United States Department of Labor, Bureau of Labor Statistics, or comparable successor index for the prior year.  For example, if Althea elects to increase the Purchase Price in May of 2016, PPI will be determined by the PPI for May 2015 thru April 2016 (or the closest 1-year period for which data is published).  For clarity, the cost of Components is separate from the Purchase Price and the price for Components shall at all times be based on Althea’s actual cost of said Components.